UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 1700, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (888) 611-9888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	DSGR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 7, 2026, Distribution Solutions Group, Inc. (“DSG” or the “Company”) announced that Eclipse Acquisitions Merger Sub, Inc. (“Escrow Issuer”), a newly formed corporation controlled by LKCM Headwater Investments, LLC (“LKCM Headwater”), an affiliate of the Company, priced the offering (the “Offering”) of $800 million aggregate principal amount of its 10.000% Senior Notes due 2032 (the “Notes”). The aggregate principal amount of Notes offered in the Offering was increased to $800 million from the previously announced $700 million. The Offering is expected to close on October 15, 2026, subject to customary closing conditions.

The Notes will initially be issued by the Escrow Issuer. The gross proceeds from the sale of the Notes will be placed into an escrow account pending the satisfaction of certain conditions, including, but not limited to, the substantially concurrent consummation of the previously announced merger (the “Merger”). The Merger will be effectuated pursuant to the Agreement and Plan of Merger, dated as of July 15, 2026, among DSG, the Escrow Issuer, Eclipse Parent Acquisitions, LLC (“Parent HoldCo”), and Eclipse Intermediate Acquisitions, LLC, a wholly owned subsidiary of Parent HoldCo and the direct parent company of the Escrow Issuer (“Intermediate HoldCo”). Pursuant to the Merger, affiliates of LKCM Headwater will acquire all of the outstanding shares of DSG’s common stock not already owned by LKCM Headwater and its affiliates for $35.00 per share in cash (the “Share Acquisition Consideration”) and the Escrow Issuer will merge with and into DSG, with DSG continuing as the surviving corporation and becoming a wholly owned subsidiary of Intermediate HoldCo, at which point DSG will assume all of the Escrow Issuer’s rights and obligations under the Notes and DSG’s subsidiaries that are obligors under DSG’s existing credit agreement will become guarantors of the Notes. The Merger is subject to customary closing conditions, including obtaining the requisite approval of DSG’s stockholders. There can be no assurance that the conditions to the Merger will be satisfied or that the Merger will be consummated.

Upon their release from escrow (assuming the conditions to such release are satisfied), the gross proceeds from the Offering, together with proceeds from an equity contribution from LKCM Headwater into DSG are expected to be used (i) to fund the payment of the Share Acquisition Consideration to consummate the Merger, (ii) to repay a portion of DSG’s outstanding indebtedness under its existing credit agreement, (iii) to pay the fees and expenses of the Offering, the Merger and other transactions related thereto and (iv) for general corporate purposes, including to finance future acquisitions.

The Notes and the related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A of the Securities Act and to non-U.S. persons outside of the United States in compliance with Regulation S of the Securities Act.

On October 7, 2026, the Company issued a press release regarding pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated by reference herein.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information About the Merger and Where to Find It

In connection with the Merger, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”). Additionally, on September 1, 2026, in connection with the Merger, the Company, LKCM and certain of their respective affiliates jointly filed with the SEC a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Proxy Statement and a proxy card will be sent or otherwise made available to stockholders of the Company entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document that the Company may file with the SEC in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and security holders will be able to obtain copies of the Proxy Statement, the Schedule 13E-3 and other documents filed with the SEC by the Company free of charge from the SEC’s website at www.sec.gov or from the Company’s website.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its most recent annual meeting (the “Annual Proxy Statement”) of stockholders and in other documents filed by the Company with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Merger are included in the Schedule 13E-3 and will also be included in the Proxy Statement and other materials to be filed with SEC in connection with the Merger. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe-harbor” provisions under the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and variations of them and other words and terms of similar meaning and expression (and the negatives of such words and terms) are intended to identify forward-looking statements.

Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts, including those statements relating to the closing of the Offering by the Escrow Issuer and the use of proceeds therefrom, the obtaining of the requisite approval of the Merger by DSG stockholders, the consummation of the Merger and the satisfaction of the conditions to the release of the gross proceeds of the Offering from the escrow account. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. DSG can give no assurance that any goal or plan set forth in forward-looking statements can be achieved, and DSG cautions readers not to place undue reliance on such statements. DSG undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Each forward-looking statement speaks only as of the date on which such statement is made, and DSG undertakes no obligation to update any such statement to reflect events or circumstances arising after such date. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including the failure of the Escrow Issuer to consummate the Offering, the failure to obtain the requisite consent to the Merger by DSG stockholders, the failure to consummate the Merger and the failure to satisfy the conditions for the release of the gross proceeds of the Offering from the escrow account. Certain risks associated with DSG’s business are also discussed from time to time in the reports DSG files with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K or other reports the Company may file from time to time with the SEC, which should be reviewed carefully.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 7, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.
(Registrant)

Date: October 7, 2026	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer